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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


     Each person whose signature appears below hereby constitutes and appoints Marie L. Knowles, J. Kenneth Thompson, Donald R. Voelte, Jr., Michael E. Wiley, Bruce G. Whitmore, Terry G. Dallas and Allan L. Comstock, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, in connection with the issuance of any securities authorized by the Board of Directors of Atlantic Richfield Company (the "Company") or by the Executive Committee thereof pursuant to due authorization by such Board for issuance by the Company, (1) to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission"), (A) Registration Statements and any and all amendments (including post-effective amendments) thereto and to file, or cause to be filed, all exhibits thereto and other documents in connection therewith as required by the Commission in connection with such registration under the Securities Act of 1933, as amended, and (B) any report or other document required to be filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended, (2) to execute and file, or cause to be filed, any application for registration or exemption therefrom, any report or any other document required to be filed by the Company under the Blue Sky or securities laws of any of the United States, and to furnish any other information required in connection therewith, (3) to execute and file, or cause to be filed, any application for registration or exemption therefrom under the securities laws of any jurisdiction outside the United States, including any reports or other documents required to be filed subsequent to the issuance of such securities, and (4) to execute and file, or cause to be filed, any application for listing such securities on the New York Stock Exchange, the Pacific Stock Exchange, the London Stock Exchange or any other securities exchange in any other jurisdiction where any such securities are proposed to be sold, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act required to be done as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue of this power of attorney. Each person whose signature appears below may at any time revoke this power of attorney as to himself or herself only by an instrument in writing specifying that this power of attorney is revoked as to him or her as of the date of execution of such instrument or at a subsequent specified date. This power of attorney shall be revoked automatically with respect to any person whose signature appears below effective on the date he or she ceases to be a member of the Board of Directors or an officer of the Company. Any revocation hereof shall not void or otherwise affect any acts performed by any attorney-in-fact and agent named herein pursuant to this power of attorney prior to the effective date of such revocation.

Dated as of January 25, 1999.

                Signature                            Title
                ---------                            -----

            /s/ MIKE R. BOWLIN

                                            Chairman of the Board and
      _______________________________       Chief Executive Officer
              Mike R. Bowlin
        Principal executive officer

                                       1
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                Signature                            Title
                ---------                            -----



          /s/  MICHAEL E. WILEY

                                              President and Chief
      _______________________________          Operating Officer
             Michael E. Wiley


          /s/  MARIE L. KNOWLES

                                            Executive Vice President
      ________________________________     and Chief Financial Officer
             Marie L. Knowles



         /s/  J. KENNETH THOMPSON

      ________________________________       Executive Vice President
            J. Kenneth Thompson


        /s/  DONALD R. VOELTE, JR.

      ________________________________       Executive Vice President
           Donald R. Voelte, Jr.


            /s/  FRANK D. BOREN

      ________________________________               Director
               Frank D. Boren


              /s/   JOHN GAVIN

      ________________________________               Director
                 John Gavin


              /s/  KENT KRESA

      ________________________________               Director
                 Kent Kresa


           /s/  ARNOLD G. LANGBO

      ________________________________               Director
              Arnold G. Langbo

                                       2
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                Signature                            Title
                ---------                            -----


          /s/  DAVID T. McLAUGHLIN

      ________________________________              Director
             David T. McLaughlin


           /s/  JOHN B. SLAUGHTER

      ________________________________              Director
              John B. Slaughter


             /s/  GARY L. TOOKER

      ________________________________              Director
                Gary L. Tooker


               /s/  HENRY WENDT

      ________________________________              Director
                 Henry Wendt


             /s/  GAYLE E. WILSON

      ________________________________              Director
                Gayle E. Wilson


           /s/  ALLAN L. COMSTOCK

                                              Vice President and
      _________________________________            Controller
              Allan L. Comstock
        Principal accounting officer

                                       3